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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) June 18, 2001
                                                          -------------



                          McNAUGHTON APPAREL GROUP INC.
             (Exact name of registrant as specified in its charter)



            Delaware                        0-23440            13-3747173
            --------                        -------            ----------
     (State or other jurisdiction       (Commission File   (I.R.S. Employer
 of incorporation or organization)           Number)      Identification No.)






            463 Seventh Avenue
            New York, N.Y.                                        10018
            ---------------------                            -------------
           (Address of principal executive offices)            (Zip Code)





       Registrant's telephone number, including area code: (212) 947-2960
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Item 5. Other Events

See attached press release filed herewith as Exhibit 99.

Item 7.  Exhibits

Exhibit Index
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99       Press release dated June 18, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   McNAUGHTON APPAREL GROUP INC.
                                   -----------------------------
                                              (Registrant)


Date:  June 18, 2001               By:  /s/ Peter Boneparth
                                        -------------------------------------
                                        Peter Boneparth
                                        Chief Executive Officer and Chief
                                        Operating Officer(Principal Executive
                                        and Operating Officer)